
SL 901/R

Corporate Presentation
November 2025

HARROW®

Your patients. Our purpose.

Safe Harbor

This presentation contains "forward-looking statements" as defined in the U.S. Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Harrow, Inc. (the "Company" or "Harrow"). Some of these risks and uncertainties include, but are not limited to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration related to compliance and quality plans at our resourcing facility in New Jersey; and physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. The Company's compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners. This presentation refers to non-GAAP financial measures, specifically adjusted EBITDA, Core Results, such as core gross margin, core net income and core diluted net income per share, and equity values of equity positions in non-controlled investments. A reconciliation and/or further description of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's Letters to Stockholders, available on its website. All content included in this presentation is intended for investors and the investment community and is not intended as marketing material or for use by healthcare professionals and their patients.

Harrow – A Leading Provider of Ophthalmic Disease Management Solutions in North America

Largest U.S. portfolio of ophthalmic products broadly covering the ophthalmic anatomy

Delivery Types:	Injectable | Topical | Device
Product Category:	Buy & Bill | Branded | Generic Over-the-Counter | Compounded
Disease Origin:	Anterior | Posterior | Ocular Surface
Payer Type:	Commercial | Government | Cash

Key revenue drivers are best-in-class products with large market opportunities

vevye®	Dry Eye Disease	
IHEEZO	Ocular Anesthesia	
Triesence	PF Corticosteroid	
OPUVIZ™	Anti-VEGF	Mid-2026
Byooviz	Anti-VEGF	Mid-2027
MELT-300 Drug Candidate	Sedation	2028

Scalable commercial platform with an innovative market access & distribution model

- **Access** and **affordability** are foundational Harrow commitments
- **Access for All** programs ensure eligible patients can receive Harrow products for as low as $0, or a maximum of $59
- Ability to **scale** through future acquisitions that fit within the existing Harrow **commercial infrastructure**

Harrow was founded to advance the standard of eye care and deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes

Harrow's Ophthalmic Disease Management Solutions

DRY EYE

- vevye® (cyclosporine ophthalmic solution) 0.1%
- FRESHKOTE® Preservative Free LUBRICANT EYE DROPS
- Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%

RETINA

- IHEEZO (chloroprocaine HCl ophthalmic gel) 3%
- Triesence* (triamcinolone acetonide injectable suspension) 40 mg/mL
- Byooviz™ (ranibizumab-nuna) 0.05mL injection
- OPUVIZ™ (aflibercept-yszy) 0.05mL injection

SURGICAL

- Triesence* (triamcinolone acetonide injectable suspension) 40 mg/mL
- imprimis Rx® A HARROW COMPANY
- melt PHARMACEUTICALS®
- BYQLOVI™ (clobetasol propionate ophthalmic suspension) 0.05%

PharmaPack™ Surgery

- Nevanac (nepafenac ophthalmic suspension) 0.1%
- Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)

PharmaPack™ Pressure

- IOPIDINE® (apraclonidine hydrochloride ophthalmic solution)

RARE & SPECIALTY PRODUCTS

RARE

- Natacyn® (natamycin ophthalmic suspension) 5% Anti-Fungal Ophthalmic Suspension Rx Only
- Verkazia® cyclosporine ophthalmic emulsion 0.1%

SPECIALTY

- ILEVRO® (nepafenac ophthalmic suspension) 0.3%
- Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
- IOPIDINE® (apraclonidine hydrochloride ophthalmic solution)
- ZERVIATE (cetirizine ophthalmic solution) 0.24% FORMULATED WITH HYDRELLA
- TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% FORMULATED WITH XanGen
- Nevanac® (nepafenac ophthalmic suspension) 0.1%
- Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base
- Maxidex® (dexamethasone ophthalmic suspension) 0.1%
- AUTHORIZED GENERICS
- imprimis Rx® A HARROW COMPANY

* TRIESENCE is sold by the Retina Team, primarily for visualization during vitrectomy, and by the Surgical Team, primarily for controlling ocular inflammation

Investment Highlights

Recent Launches and 2025–2028 Pipeline Accelerating Growth Trajectory

vevye®
(cyclosporine ophthalmic solution) 0.1%

- Large market; category-leading potential; **22% revenue growth** Q3 2025 vs Q2 2025
  - Agreements signed with **several leading national payers**

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

- **20%** growth in revenue in Q3 2025 vs Q2 2025
- Nearly half **(46%)** of accounts ordering IHEEZO year-to-date are **new** customers

Triesence®
(triamcinolone acetonide injectable suspension) 40 mg/mL

- **67%** growth in unit demand Q3 2025 vs Q2 2025
- Q4 launch into the **largest market opportunity** with Reimbursement confirmed

Rare & Specialty Products

- High margin and stable workhorse product portfolio
- Hired VP of portfolio
- Harrow Access for All (HAFA) launch in **Q4 2025**

In September 2025, Harrow agreed to acquire Melt Pharmaceuticals, including MELT-300, a non-IV & non-opioid for procedural sedation

BYQLOVI (Topical Steroid) Q1 2026 launch
BYOOVIZ (Lucentis Biosimilar) mid-2026 launch
OPUVIZ (EYLEA Biosimilar) mid-2027 launch
MELT-300 drug candidate expected to launch in 2028

Our Vision is to Become the Next Great US Ophthalmic Company

HARROW
Your patients. Our purpose.

4. Pipeline Development

3. Operational Execution

2. Base Business + Acquisitions = Long-Term Growth

1. Founder Leadership

1

- "Harrow was founded in 2012 with $1 million of capital and $1 trillion of determination" … *Mark L. Baum*
- Founders lead all business development activities, supported by Harrow SMEs
- Disciplined; fast-moving and dynamic; seize ground and adapt

2

- Several best-in-class large market products are going, growing, and cash flowing - *with more to come*
- Most active buyer or licensor of ophthalmic assets in the US market
- Partner of choice for ophthalmic product developers; proven commercial capabilities

3

- Eyecare professionals who know Harrow appreciate our partnership
- Premier commercial talent want to join Harrow; culturally, merit-focused; not a place to "hide out"
- Patient and prescriber-centric principles are reflected in access and affordability programs

4

- Low-risk approach
- Near-term launches and potential large market NDA approvals on deck
- Opportunity to extend reach outside of the US and core ophthalmic business through partnerships

Financials and Commercial Overview

Q3 2025 Key Financial Metrics *(in thousands)*

Consolidated Revenues



'25 Guidance
$270,000 - $280,000
Operating expenses expected to remain stable
$48,871
$72,476
$88,595
$130,193
$199,614
Q3 25 $71.6
Q2 25 $63.7
Q1 25 $47.8
YTD 25 $183.2
20
21
22
23
24
25

Adjusted EBITDA



$5,715
$11,378
$13,017
$28,119
$40,327
$37,753
$22.7 Adjusted EBITDA in Q3 2025
20
21
22
23
24
YTD

$74,290 in cash and cash equivalents as of September 30, 2025

(1) Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Q3 2025 Key Growth Drivers

	VEVYE® (cyclosporine ophthalmic solution) 0.1%	IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%	Specialty Branded + Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL	ImprimisRx®
Q1 2025 Revenue	$21.5M	$5.2M	$1.0M	$20.5M
Q2 2025 Revenue	$18.6M	$18.3M	$5.2M	$21.5M
Q3 2025 Revenue	$22.6M	$21.9M	$6.9M	$20.1M
2025 Guidance $270M - $280M	• October **all-time high** in scripts written • **Best-in-class** refill rate • Potential coverage switch volume in Q4	• **Large new Q4 orders** • **Q4 is the strongest period** driven by increased stocking & demand	• **New leadership** & strategies in place • **TRIESENCE launched** in ocular inflammation; positive reimbursement	• **New leadership in Q4** • Mature portfolio of cash pay ophthalmic products beloved by over 15,000 US eyecare professionals

(1) Adjusted EBITDA is defined as net income (loss), excluding the effects of stock-based compensation and expenses, impairment of intangible assets, interest, taxes, depreciation, amortization, investment (income) loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

Commercial Overview

	Market Segment	Prevalence	Aim	Mkt Penetration	Commercial Priorities
1	Dry Eye	16-20M[1]	Complete portfolio of dry eye solutions		Drive increased depth & breadth; leverage new preferred coverage
2	Retina	29-30M[2]	Pan-retina		Strategic account activation
3	Surgical	7-8M[3]	Peri-operative		Leverage injectable and topical steroid experience; introduce our program and activate the relationship
4	Rare & Specialty Brands	20-50M+[4]	Everyday ophthalmic needs		New leadership, employ scalable investment model

[1]McCann, Paul, et al. "Prevalence and incidence of dry eye and meibomian gland dysfunction in the United States." *JAMA Ophthalmology*, vol. 140, no. 12, 1 Dec. 2022, p. 1181, https://doi.org/10.1001/jamaophthalmol.2022.4394 and "U.S. Dry Eye Syndrome Treatment Market Size Report, 2030." *U.S. Dry Eye Syndrome Treatment Market Size Report, 2030*, www.grandviewresearch.com/industry-analysis/us-dry-eye-syndrome-treatment-market-report. Accessed 31 Oct. 2025.
2Includes Age Related Macular Degeneration, Diabetic Retinopathy, Retinal Detachment; https://preventblindness.org/amd-prevalence-vehss/, https://jamanetwork.com/journals/jamaophthalmology/fullarticle/2806093, https://www.ncbi.nlm.nih.gov/books/NBK551502/.
[3]See Ocular Surgery Introduction slide.
[4]Figure shown for ocular allergies; patients may overlap with those who have infections and other relevant conditions; Leonardi A, Castegnaro A, Valerio AL, Lazzarini D. Epidemiology of allergic conjunctivitis: clinical appearance and treatment patterns in a population-based study. Curr Opin Allergy Clin Immunol. 2015 Oct;15(5):482-8. doi: 10.1097/ACI.0000000000000204. PMID: 26258920.

Addressing
Dry Eye Disease

Addressing Dry Eye Disease

vevye®
(cyclosporine ophthalmic solution) 0.1%

FDA-approved to treat the signs & symptoms of **Dry Eye Disease**

Vision to become the #1 cyclosporine-based DED prescription and eventually, the #1 DED prescription in the US

Flarex®
(fluorometholone acetate ophthalmic suspension) 0.1%

FDA-approved for use in the treatment of **steroid-responsive inflammatory** conditions of the palpebral and bulbar conjunctiva, cornea, and anterior segment of the eye

FRESHKOTE®
Preservative Free
LUBRICANT EYE DROPS

Patented through 2039, FRESHKOTE® Preservative Free (PF) is a lubricant eye drop that contains povidone and polyvinyl alcohol to supplement the eye's natural lipid layer, helping to **reduce tear evaporation** and retain eye surface moisture

Harrow has a broad portfolio of products addressing the large and growing market for anterior segment inflammation and dry eye disease

VEVYE – A Best-in-Class Solution for Dry Eye Disease

The first and only water-free cyclosporine to treat the signs and symptoms of dry eye disease

- In a pre-clinical ex-vivo corneal penetration study, VEVYE's vehicle delivered **~22x more cyclosporine** into the cornea than Restasis
- **Rapid Onset** – fastest working immunomodulator for dry eye demonstrated
- Clinically meaningful and statistically significant improvement in total corneal fluorescent staining by Day 15 with **lasting benefit out to 56 weeks**
- **Well-tolerated,** with 99.8% of patients experiencing no or mild instillation pain
- Orange book-listed patents with expiry in **2039**



vevye
(cyclosporine ophthalmic solution) 0.1%
For topical application in the eye
Sterile, Non-Preserved

DED Patient Population

Dry Eye prevalence is continuing to grow with aging populations, increased screen time and poor diets

- **37.1M** patients globally are estimated to be suffering from DED
- **28.1M** treating their dry eye with some form of medication
- **16.4M** people in the US have been diagnosed with DED
- **9.1M** treating dry eye with an Rx medication
  - **92%** of patients remain un- or under-treated due to limited efficacy and poor tolerability of many products on the market
  - Historically, many DED patients switch between therapies, leading to poor adherence and refill rates

VEVYE Q3 2025 Key Metrics

- **Sustained Momentum:** 22% increase in revenue in Q3 2025 vs Q2 2025
- **Prescriber Adoption Growth:** 36% quarter-over-quarter increase in prescribing physicians
- **Surpassing Key Competitors:** Passed CEQUA in market share in Q2, now ahead of MIEBO NRx in four markets
- **Coverage Wins:** New preferred product status commercial coverage set to begin January 1, 2026, with the largest commercial pharmacy benefit manager
- **Commercial Expansion:** targeting 10 new territories to support the next phase of national expansion in Q4 2025; expect to reach 9-10 by Q2 2026
- **The compounding impact of NRx & high refill rates is expected to drive sustained revenue growth**

VEVYE Quarterly Revenue



$5,186,000
$15,962,000
$21,500,000
$18,600,000
$22,600,000
22% Growth Q3-25 vs. Q2-25
VAFA Began
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025

[1] As of 2Q25, Harrow pharmacy partners have discontinued reporting VEVYE prescription data to third-party aggregators, like IQVIA. As a result, publicly available pay-for-data sources may no longer reflect VEVYE's actual market performance.

VEVYE Outlook

Dry Eye Disease Branded & Generic TRx ('24-'25)

IQVIA Xponent Plantrak weekly data and PhilRx data, week ending 9/26/25



2024
2025
120,000
100,000
80,000
60,000
40,000
20,000
0
TRx
Branded
Generic
Jan
Mar
May
Jul
Sep
Nov
Jan
Mar
May
Jul
Sep

	P13W	C13W	Chg %
Branded	1,208k	1,341k	+11%
Generic	389k	415k	+7%

VEVYE TRx Share ('25)

IQVIA & PhilRx data, week ending 9/26/25



5.20%
7.80%
10.50%
Q1 2025
Q2 2025
Q3 2025

Doubled Market Share in 2 Quarters

GOALS

- Establish VEVYE as the leading cyclosporine-based Rx treatment
- Achieve leadership in anti-inflammatory Rx category
- Become the #1 branded treatment for Dry Eye Disease

PRIORITIES

Accelerate growth; account breadth & depth

- Deepen use among current VEVYE ECPs
- Drive trial among new ECPs
- Strengthen ECP and patient experience via improved access and new coverage

Retina

(Anesthetics, Therapeutics)

IHEEZO Overview

IHEEZO™
(chloroprocaine HCl ophthalmic gel) 3%

Sterile, single-patient-use, physician-administered, ophthalmic gel preparation for ocular surface anesthesia, approved by the FDA in September 2022

- **First approved** use in the U.S. ophthalmic market of chloroprocaine hydrochloride
- **First branded ocular anesthetic** approved for the U.S. market in nearly 14 years
- IHEEZO Reimbursement:
  - Permanent J-Code (J2403)
  - Transitional pass-through status through April 2026 for ASC
- >12 million annual U.S. ocular procedures requiring ocular surface anesthesia
- Inactive ingredient hydroxyethyl cellulose, typically used in eye lubricants/tears
- Two Orange Book listed patents; latest expiring in 2039

IHEEZO clinical studies demonstrated:

~1-1.5 Min.

IHEEZO worked rapidly

IHEEZO had lower pain scores vs tetracaine

~22 Min.

IHEEZO provided sufficient anesthesia to successfully perform the surgical procedure

No patient dosed with IHEEZO required a supplemental treatment to complete the surgical procedure

IHEEZO Q3 2025 Key Metrics

IHEEZO™ (chloroprocaine HCl ophthalmic gel) 3%

Q3 Highlights:

- Nearly half (46%) of accounts ordering YTD are new customers
- Majority of new accounts were retina practices
- Agreements with all 4 major GPOs in retina space
- 85% customer reorder rate

Priorities

- Accelerate growth via breadth & depth
- Deepen use among current retina accounts
- Drive trial among new retina specialists
- Explore options to strengthen physician and patient experience via improved access



IHEEZO Quarterly Customer Unit Demand(1)
(May 2023 Launch)
Full Year 2024:
128,685
Through Q3 2025:
138,270
49,130
34,368
29,991
15,096
50,565
48,765
38,940
2024
2025
Q1
Q2
Q3
Q4

(1) Source: IQVIA 867 data

TRIESENCE

Triesence
(triamcinolone acetonide injectable suspension)
40 mg/mL

Description:[1]

- The only FDA-approved preservative-free synthetic corticosteroid with separate reimbursement in all traditional settings of care

Supply Chain:

- Five-year supply agreement with current CMO
- Next-generation product development underway

Reimbursement and Coverage:

- Product-specific J-Code (J-3300)
- Surgical and non-surgical indication affords unique reimbursement benefits
- Pass-through status granted by CMS effective April 1, 2025

Intellectual Property:

- Orange Book–listed patents, expiring in 2029

Development:

- Next generation version of TRIESENCE in development and expected in the market prior to patent expiration


Sterile
Triesence
(triamcinolone acetonide injectable suspension)
40 mg/mL
Preservative Free
1 mL
HARROW

Q3 Highlights:

- 4x growth since re-launch
- 67% volume growth 3Q vs 2Q
- 53% of all Q3 accounts are new customers

Priorities:

- Oct 1 launch into ocular inflammation market, the largest single market for the product
- Paid claims in ocular inflammation surgical cases now confirmed
- Accelerate growth via breadth & depth
    - Deepen use among current retina accounts
    - Drive trial among new retina specialists
    - Explore options to strengthen physician and patient experience via improved access

[1] Data on visualization of vitrectomy obtained from Definitive Health 2023; data on posterior uveitis obtained from MedScape.

Best-in-Class anti-VEGF Biosimilars

Recently entered into an agreement with **Samsung Bioepis** to acquire U.S. commercials rights to portfolio of ophthalmic biosimilars, including **BYOOVIZ® (Lucentis Biosimilar) and OPUVIZ™ (Eylea Biosimilar)**

Byooviz™
(ranibizumab-nuna)
0.05mL injection

BYOOVIZ (ranibizumab-nuna) 0.05mL injection, the first FDA- approved LUCENTIS biosimilar

- Indicated for the treatment of patients with Neovascular (Wet) Age-Related Macular Degeneration (AMD), Macular Edema following Retinal Vein Occlusion (RVO), and Myopic Choroidal Neovascularization (mCNV)
- **Interchangeability status**

Harrow's U.S. launch expected in mid-2026

OPUVIZ™
(aflibercept-yszy)
0.05mL injection

OPUVIZ (aflibercept-yszy) 0.05mL injection, an FDA-approved EYLEA biosimilar

- Indicated for the treatment of patients with Wet AMD, Macular Edema following RVO, DME, and Diabetic Retinopathy (DR)
- **Interchangeability status**

Harrow's U.S. launch expected in second half 2027

Fits in with existing commercial infrastructure & clinical synergy with IHEEZO (ocular anesthetic) & TRIESENCE (corticosteroid)

Harrow intends to take over commercialization of BYOOVIZ and OPUVIZ upon completion of transfer of commercialization rights expected by the end of 2025. Trademarks are Biogen's.

U.S. Ophthalmic Market Share-Anti-VEGF's

~8.5M Units Across All Products



Unit Volume[1]
2,550,000
850,000
1,445,000
680,000
2,550,000
425,000
Eylea
Eylea HD
Vabysmo
Lucentis
Avastin
Biosimilars

- Anti-VEGF market is dominated by EYLEA, LUCENTIS, VABYSMO, and compounded Avastin (used off-label)
- Annual spending for current therapies in the U.S. under Medicare Part B exceeds $4.2B[2] making it among the most expensive drug categories in the U.S.

BYOOVIZ (Lucentis) & OPUVIZ (Eylea) offer a compelling value proposition and cost-effective alternative to current Anti-VEGF therapies & compounded Avastin:

- An FDA-approved, clinically-validated on-label option offering consistency, proven safety, and reliable supply chain and pricing predictability
- Both products have **interchangeability status**
- Final products to be manufactured in the U.S.
- Well-positioned as a lower-cost anti-VEGF therapy offering an affordable and accessible alternative for patients

1. Company annual reports & Biopharma AVASTIN estimates
2. Review of Optometry

Rare & Specialty
Product Portfolio

Rare & Specialty Product Portfolio

"Workhorse" products in U.S. optometry and ophthalmology offices

Steroids, NSAIDs, and Anti-inflammatories

- Flarex® (fluorometholone acetate ophthalmic suspension) 0.1%
- ILEVRO® (nepafenac ophthalmic suspension) 0.3%
- Maxidex® (dexamethasone ophthalmic suspension) 0.1%
- Nevanac® (nepafenac ophthalmic suspension) 0.1%

Antihistamine, Antibiotics, and Antibiotic + Steroid Combination

- Maxitrol® (neomycin and polymyxin B sulfates and dexamethasone ophthalmic suspension)
- TobraDex® ST (tobramycin/dexamethasone ophthalmic suspension) 0.3%/0.05% Formulated with XanGen
- Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base
- ZERVIATE® (cetirizine ophthalmic solution) 0.24% Formulated with HYDRELLA

Only FDA-approved Product for Vernal Keratoconjunctivitis

- Verkazia® cyclosporine ophthalmic emulsion 0.1%

Harrow Authorized Generics

AUTHORIZED GENERICS

Glaucoma and IOP Control

- IOPIDINE® (apraclonidine hydrochloride ophthalmic solution)

Only FDA-approved Ophthalmic Antifungal Product

- Natacyn® (natamycin ophthalmic suspension) 5% Anti-Fungal Ophthalmic Suspension Rx Only

---

- New commercial leadership to oversee portfolio of products
- New access program (HAFA) to launch in Q4
- Significant opportunity – Harrow products currently make up <1% of market volume
- Plan: efficient, scalable investment to drive profitable growth in future quarters
- This portfolio of products recently generated $10M in quarterly revenue

Surgical

Ocular Surgery Introduction

AMBITION

We are "planting a flag" to establish Harrow's portfolio as ***the*** peri-operative solution

PRIORITIES

Focus early launch phase on displacing alternatives in the injection & topical peri-operative setting

- Refine targeting to ensure highest possibility of competitor displacement
- Drive depth and breadth in injectable segment
- Prepare for additional product opportunities to maximize portfolio value

US Ocular Surgery Volume ('000)

Harrow intelligence, "All Other" includes Retinal Surgery, Strabismus/Eye Muscle Surgery, Oculoplastic Surgery



Cataracts
4,500
Glaucoma
1,700
Refractive
850
Corneal Transplant
50
All Other
807
~500k steroid injections (est)
~4M use topical steroids (est)
Primary Focus
Secondary Focus
Not a Focus

[7] Glaucoma Surgery Devices Market Size & Forecast [2033
[4] Market Scope: Refractive Surgery to Grow 9.6% a Year Through
[5] Refractive Reports - Market
[9] Corneal Transplants - UAB
[2] Impact of reduced elective ophthalmic surgical volume on U.S
US Oculoplastic Surgery Market Size & Outlook, 2023-2030
[1] The Future of Cataract Surgery - iOR
[2] Impact of reduced elective ophthalmic surgical volume on U.S

Building a World-Class Surgical Portfolio

Best-in-Class Anti-Inflammatories

Triesence (triamcinolone acetonide injectable suspension) 40 mg/mL

Establish TRIESENCE as a **first-line treatment** preservative-free, injectable, and titratable option for ocular inflammation

BYQLOVI™ (clobetasol propionate ophthalmic suspension) 0.05%

Position BYQLOVI as the **first differentiated topical** steroid on the market in over a decade

Supportive Best-in-Class Products

Topical NSAIDs
- Nevanac® (nepafenac ophthalmic suspension) 0.1%
- ILEVRO® (nepafenac ophthalmic suspension) 0.3%

Topical Antibacterial
- Vigamox® (moxifloxacin HCl ophthalmic solution) 0.5% as base

Sublingual Sedation
- melt PHARMACEUTICALS®
- MELT-300 Drug Candidate

Focusing on the Ocular Inflammation Market


NDC 82667-800-01
Sterile
Triesence
(triamcinolone acetonide injectable suspension)
40 mg/mL
Preservative Free
1 mL
HARROW®

Focus on establishing TRIESENCE as a first-line treatment option for ocular inflammation unresponsive to topical steroids

- **Encouraging physician feedback and early market traction** — initial utilization trends indicate strong reception of TRIESENCE in the surgical setting, reinforcing its clinical value and commercial potential
- TRIESENCE is the **most affordable FDA-approved injectable ocular steroid**
  - Patient's out-of-pocket costs can be as low as **~$37** for government & private payers
- TRIESENCE has broad coverage:
  - **96%** covered lives
  - **6%** of patients require prior authorization
  - Reimbursement in all care settings (ASC, HOPD, and office)
- Eliminates the need for patient- or caregiver-administered steroid drops, **improving compliance and reducing the overall post-operative burden**
- Harrow's first product, a compounded combination product containing triamcinolone acetonide, has sold over 1.5 million **units**

Harrow internal data

BYQLOVI – Best-in-Class Steroid

Recent acquisition leveraging Harrow's commercial infrastructure

BYQLOVI™
(clobetasol propionate ophthalmic suspension) 0.05%

Description:

- BYQLOVI is an FDA-approved steroid to treat inflammation and pain after ocular surgery
  - Super potent and unique steroid: BYQLOVI is the only FDA-approved ocular steroid that utilizes clobetasol
  - **Best-in-class features:** robust clinical efficacy, proven safety profile, dosing (BID)
    - **Robust clinical efficacy:** over 80% of patients reported pain-free on the 4th day following surgery
    - **Proven safety profile:** low incidence of IOP elevation
    - **Dosing**: BID

Market:

- **> 7M** annual ophthalmic surgeries in the U.S.

Intellectual Property:

- 2 Orange Book–listed patents, expiring in **2036**

Launch in **Q1 2026**


BYQLOVI

Global Data, US Ophthalmic Procedures Count and Forecast to 2030 (Dec 2023)

MELT-300:
IV- and Opioid-Free Procedural Sedation



Fixed dose sublingual tablet combining **3 mg midazolam** + **50 mg ketamine** (non-opioid), two known and proven FDA-approved molecules in a novel form

Technology

- Dissolves in seconds under the tongue, using proprietary Zydis® manufacturing technology exclusively licensed from Catalent
- Zydis® technology has been used in over 35 NDA-approved products spanning almost three decades

Administration

- Easy, quick absorption in the sublingual mucosa resulting in rapid, systemic circulation and better bioavailability profile than via GI tract absorption

Synergy

- Midazolam offsets the negative effects of ketamine

Targets and Expansion

Initial Target of Cataract Surgery with the Potential to Expand

- According to Market Scope reports, cataract surgeries are expected to be greater than 5 million annually in the US and over 20 million globally in the coming years[1]

With an expanded label, **MELT-300 could impact over 100 million short-duration procedures in a number of large markets[2]**

"MELT-300 is simple and sublingual, shares the benefits of midazolam and ketamine, with additive sedation effect." – Anesthesiologists and Ophthalmologists[6]

Next Steps For MELT-300

Agreement with U.S. Food and Drug Administration (FDA) on a Special Protocol Assessment* (SPA) for the MELT-300 Phase 3 Study Covering:

- ✓ Study Design and Planned Analysis
- ✓ Study Statistical Approach
- ✓ Primary and Secondary Endpoints

FDA agreed that the Phase 3 study would "adequately address the objectives necessary to support a regulatory submission"

Additionally, FDA agreed with the results from our thorough QTc study that MELT-300 did not alter normal heart rhythm

Anticipated Closing	Q4 2025
NDA Submission	H1 2027
Potential FDA Approval	H1 2028
Potential Launch	H2 2028

*SPA is a process in which sponsors may ask to meet with FDA to reach agreement on the design and size of certain clinical trials to determine if they adequately address scientific and regulatory requirements that could support, but not guarantee, marketing approval. An SPA agreement indicates concurrence by FDA with the adequacy and acceptability of specific critical elements of overall protocol design (e.g., entry criteria, dose selection, endpoints, and planned analyses) for a study intended to support a future marketing application.[7] Based on discussion with its regulatory consultants, the Company believes that it has met the requirements to only have one Phase 3 study.

Ensuring Access, and Affordability

VEVYE Access For All (VAFA)

Eyecare professional prescribes through EMR → **Specialty pharmacy partner adjudicates Rx and dispenses VEVYE** → ***Predictable Patient Experience:*** **VEVYE is dispensed, regardless of insurance coverage, for $0-$59 per bottle[1-3]***



vevye®
(cyclosporine ophthalmic solution) 0.1%
PRESCRIPTION
Dr. Smith
Ophthalmologist
Patient Name
Address
Date
Insurance
Diagnosis
Rx
Signature
HARROW

PHIL

+

Apollocare™

+

alto® PHARMACY



- **Remove Barriers** to Access for Patients and Providers
- **No prior authorization submission** delays for eligible patients
- **Enhance Prescriber Confidence** and Improve Commercial Coverage
- **Increase** Profitability and **Improve** Gross to Net (GTN)

1. ** For eligible commercially insured patients, after meeting a deductible, out-of-pocket costs will be $0. And – Harrow will reduce insurance co-pays by up to $400!*
2. *** Subject to terms and conditions for eligible patients, please visit harrowconnects.com to learn more (e.g., Medicare Part-D Opt-Out language, etc.).*
3. ****Subject to specific insurance plans for eligible patients, and Medicare-Part D opt-out through PHILRx.*

Harrow Access For All (HAFA)

Building on the Success of VEVYE Access for All

Harrow Portfolio → **Available Through a Single Trusted Access Point** → **Accessible and Affordable for All Patients**

- Branded Products **(Q4 2025)**
- Generic **(H1 2026)**
- Compounded **(2027)**

PHIL

'The Amazon for Ophthalmology'
A seamless and unified platform and access point for a portfolio of Ophthalmic medicines

Eligible commercially insured patients may pay as little as $0 with out-of-pocket costs for all eligible patients capped at $59

White-glove service to streamline prior authorizations and reduce administrative burden, the platform helps prescribers save time, provide visibility, and improve efficiency

Commitment to Supporting Mission Trips

See Intl
(Honduras) April 2024



Eye Doctors of Lancaster
(Africa) October 2024



Nevis Eye Care
(West Indies) November 2024



Health in Sight Missions
(Honduras) February 2025



During 2024, Harrow's donations helped approximately 17,000 patients in over 38 countries.

To date, in 2025, Harrow has committed donations to help nearly 5,000 patients in over 18 countries.

> "We are proud to have never turned down an opportunity to provide Harrow products to ophthalmologists and optometrists helping to give the gift of sight to our fellow brothers and sisters in the U.S. and across the globe."

Mark L. Baum,
Chief Executive Officer and Founder

Compounded Products

ImprimisRx

- Leading U.S. ophthalmic-focused compounding business
- More than 15,000 U.S. customers
- 50-state dispensing capabilities
- Broad product portfolio with a concentration on supporting surgical interventions
- Through "Project Beagle," Harrow is transitioning patients from compounded products to equivalent or alternative FDA-approved products from Harrow's branded portfolio



Revenues*
(Dollars in thousands)
$48,475
$69,104
$82,013
$79,935
$83,499
$61,575
20
21
22
23
24
YTD

*Excludes revenue From DEXYCU® in all years; 2023 revenues reflect sale of Company's non-ophthalmic business.

ImprimisRx's revenue is for compounded products, which are not FDA-approved

HARROW®

Your patients. Our purpose.

1A Burton Hills Blvd., Suite 200
Nashville, Tennessee 37215
Harrow.com

Mike Biega
Vice President of Investor Relations & Communications
mbiega@harrowinc.com
Direct: 617-913-8890



Your patients. Our purpose.